UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 21, 2004
(Date of Earliest Event Reported)

SYMYX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-27765 (Commission File Number)	77-0397908 (IRS Employer Identification No.)

3100 Central Expressway Santa Clara, California (Address of Principal Executive Offices)		95051 (Zip Code)

(408) 764-2000

(Registrant’s Telephone Number, Including Area Code)

INFORMATION TO BE INCLUDED IN REPORT

Item 7: Exhibits

     The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release disseminated on July 21, 2004 announcing the
Registrant’s earnings for the fiscal quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

     On July 21, 2004, the Registrant issued a press release announcing the Registrant’s earnings for the fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: July 21, 2004	By: /s/ Steven D. Goldby
Steven D. Goldby, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: July 21, 2004	By: /s/ Jeryl L. Hilleman
Jeryl L. Hilleman Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release disseminated on July 21, 2004 announcing the Registrant’s earnings for the fiscal quarter ended June 30, 2004.